                                                                   EXHIBIT 10.83



THIS WARRANT AND THE RIGHTS REPRESENTED HEREBY SHALL NOT BE TRANSFERABLE AT ANY TIME UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, SHALL BE IN EFFECT WITH RESPECT TO THIS WARRANT OR THE SHARES ISSUABLE HEREUNDER AT SUCH TIME, OR (ii) THE TRANSFER IS MADE IN COMPLIANCE WITH THE PROVISIONS OF SECTION 5.

NUMBER:                                                    50,000 SHARES

                                     WARRANT
                               TO PURCHASE SHARES
                                       OF
                              TIPPERARY CORPORATION


         This certifies that, for value received, Jeff T. Obourn, an individual residing in Greenwood Village, Colorado ("Obourn"), or his registered assigns, is entitled to purchase from TIPPERARY CORPORATION, a Texas corporation (the "Company"), fifty thousand (50,000) Shares, at the price of Three Dollars and 75/100 ($3.75) per Share (as defined in Section 3) at any time, or in part from time to time in accordance with the following Vesting Schedule ("Vesting Schedule"):

         Date:                            Total Shares Subject to Exercise

From and after January 30, 2002                        16,667
From and after January 30, 2003                        33,334
From and after January 30, 2004                        50,000

This Warrant shall expire, if not exercised prior thereto, two (2) years after the resignation or removal of Obourn as an employee of the Company. If Obourn should resign or be removed as an employee from the Company, then this Warrant shall be vested only to the extent vested on such date of resignation or removal according to the Vesting Schedule. The provisions as to adjustment of the initial exercise price set forth above and the number of Shares to be issued upon the occurrence of certain events (the Provisions as to Adjustment) are more fully set forth in Annex 1 hereto. (Hereinafter, the initial exercise price set forth above in this paragraph for the purchase of Shares upon the exercise of this Warrant, as adjusted pursuant to the Provisions as to Adjustment, is referred to as the "Exercise Price"). This Warrant is subject to the following provision, terms and conditions:

         1. EXERCISE OF WARRANT.

         (a) The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, (but not as to a fractional Share), by the surrender of this Warrant at the Company's principal office located in Denver, Colorado (or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company at any time within the period above named) and delivery of a completed subscription form in the form attached to this Warrant as Exhibit A, and upon payment to the Company of the Exercise Price for such Shares.

         (b) Payment of the Exercise Price shall be made by a combination of any one or more of the following:

                  (i) By application, to the extent permitted by applicable law, of Shares or other securities of the Company owned by the holder hereof, the value of which for such purpose shall be the fair market value thereof determined in good faith by the Company and the holder hereof at the time of such exercise; provided, however, that in order to apply such Shares or other securities of the Company in the exercise hereof, each of the following conditions must be met:

                           (A) Such Shares or other securities of the Company shall have been owned, without material encumbrance, contingency or risk of forfeiture relating to the ownership rights, for at least six months and at all times during said six month period by the holder hereof, and within said six month period such Shares or other securities of the Company shall not have been obtained through exercise of any option, warrant or right to obtain such Shares of other securities or through the conversion of any other security; and

                           (B) Such Shares or other securities shall not be or include: (1) options, warrants or similar rights to acquire Shares or other securities of the Company by the holder hereof; or (2) securities owned by the holder hereof which are convertible in whole or in part into Shares or other securities of the Company.

                  (ii) in cash or by certified check or bank draft in New York Clearing House funds.

         (c) The Company agrees that any Shares so purchased by the exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been surrendered, the completed subscription form delivered, and payment in full is made and delivered to the Company for such Shares as aforesaid.

         (d) Stock certificates evidencing Shares so purchased shall be delivered to the holder hereof as promptly as practicable, after the rights represented by this Warrant shall have been so exercised. If this Warrant shall have been exercised only in part, and unless this Warrant has expired, a new Warrant representing the number of Shares with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time. Notwithstanding the foregoing, however, the Company shall not be required to deliver any stock certificate evidencing Shares upon exercise of this Warrant except in accordance with the provisions,



PAGE 2 - WARRANT TO PURCHASE SHARES
and subject to the limitations, of Section 5. The Company will pay all expenses and charges payable in connection with the preparation, execution and delivery of stock certificates and any new Warrants or promissory notes.

         2. CERTAIN COVENANTS OF THE COMPANY. The Company covenants and agrees as follows:

         (a) All Shares which may be issued upon the exercise of the rights represented by this Warrant (all such Shares, whether previously issued or subject to issuance upon the exercise of this Warrant, are from time to time referred to herein as "Warrant Shares") will, upon issuance, be duly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

         (b) During the period within which the rights represented by this Warrant may be exercised, and only insofar as the Vesting Schedule herein permits the exercise of this Warrant, the Company will at all times have authorized and reserved free of preemptive or other rights for the exclusive purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares to provide for the exercise of rights represented by this Warrant.

         (c) The Company will not, by amendment or restatement of the Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issuance or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith carry out all of the provisions of this Warrant and take all such action as may be necessary or appropriate to protect the rights of the holder hereof against dilution or other impairment and, in particular, will not permit the par value of any Share to be or become greater than the then effective Exercise Price.

         3. DEFINITION OF SHARES. As used herein, the term "Shares" shall mean and include shares of the Common Stock, par value $.02 per share, of the Company as are constituted and exist on the date hereof, and shall also include any other class of the capital stock of the Company hereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect to the rights of the holders thereof to receive dividends and to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, nor be subject at any time to redemption by the Company; provided that the Shares receivable upon exercise of this Warrant shall include only Shares of the type as are constituted and exist on the date hereof or Shares resulting from any reclassification of the Shares as provided for in paragraph (C) of the Provisions as to Adjustment.

         4. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the holder hereof as such to any rights whatsoever, including, without limitation, voting rights, as a holder of Shares of the Company. No provisions hereof, in the absence of affirmative action by the holder hereof to purchase Shares, and no mere enumeration herein of the rights or privileges of such holder,



PAGE 3 - WARRANT TO PURCHASE SHARES
shall give rise to any liability of such holder as a holder of Shares of the Company, regardless of who may assert such liability.

         5. RESTRICTIONS ON TRANSFER.

         (a) This Warrant shall not be exercisable by a transferee hereof and/or transferable and the Warrant Shares shall not be transferable except upon the conditions specified in this Section 5, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (collectively the "Securities Act"), in respect of the exercise and/or transfer of this Warrant and/or transfer of such Warrant Shares.

         (b) This Warrant and the Warrant Shares shall not be transferable (except for a transfer of this Warrant or the Warrant Shares in an offering registered under the Securities Act, including, without limitation, a transfer in a registered offering effected pursuant to Section 6, and any subsequent transfer) unless, prior to any transfer, the holder hereof shall have received from its transferee reasonable assurances that such person is aware that this Warrant and the Warrant Shares have not been registered under the Securities Act and that such person is acquiring this Warrant or the Warrant Shares for investment only and not with the view to the disposition or public offering thereof (unless in an offering registered under the Securities Act of 1933 or exempt therefrom), and that such person is aware that the stock certificates evidencing the Warrant Shares shall bear a legend restricting transfer and disposition thereof in accordance with the Securities Act unless, in the opinion of counsel to the Company, such legend may be omitted. In the event of any transfer of this Warrant (other than a transfer in an offering registered under the Securities Act, including, without limitation, a transfer in a registered offering effected pursuant to Section 6, and any subsequent transfer), the holder hereof shall provide an opinion of counsel, who shall be reasonably satisfactory to the Company, that an exemption from the registration requirements of the Securities Act is available.

         (c) Any permitted subsequent holder of this Warrant shall be subject to all the terms and conditions herein, and shall acknowledge, in writing, upon receipt of this Warrant his or her acceptance of the terms and conditions herein.

         (d) To facilitate sales by a holder of this Warrant or Warrant Shares in transactions qualifying under Rule 144 promulgated by the Commission under the Securities Act, if available, the Company agrees to satisfy the current public information requirements of said Rule 144, for as long as the Shares remain registered under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively the "Exchange Act"), and to provide said holder upon request with such other information as such holder may require for compliance with the provisions of said Rule 144.



PAGE 4 - WARRANT TO PURCHASE SHARES

         6. REGISTRATION UNDER SECURITIES ACT.

         (a) If the Company at any time proposes to register any issuance of its securities under the Securities Act (other than a registration on Form S-8 in connection with an employee stock purchase or option plan or on Form S-4 in connection with mergers, acquisitions or exchange offerings), the Company will at such time give prompt written notice to the holder hereof and to the holders of all other Warrant Shares issuable from any outstanding Warrants (such holders are hereinafter referred to as the "Prospective Sellers") of its intention to do so. Upon the written request of a Prospective Seller, given within 30 days after receipt of any such notice (which request shall state the intended method of disposition of the Warrant Shares to be transferred by such Prospective Seller), the Company shall use its best efforts to cause all Warrant Shares, the holders of which (or of the Warrants to which the same are related), to the extent vested in accordance with the Vesting Schedule, shall have so requested registration of the transfer thereof, to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition (in accordance with the intended method thereof as aforesaid) by the Prospective Sellers of such Warrant Shares. The rights granted pursuant to this Section 6(a) shall not be effective with respect to the Prospective Seller in the case of an underwritten public offering of securities of the Company by the Company unless each Prospective Seller agrees to the terms and conditions, including underwriting discounts and allowances, specified by the managing underwriter of such offering with respect to such Warrant Shares. The Company shall have the right to reduce the number of Warrant Shares of the Prospective Sellers to be included in a registration statement pursuant to the exercise of the rights granted by this Section 6(a) if, and to the extent, that the managing underwriter of such offering is of the good faith opinion, supported by written reasons therefor, that the inclusion of such Warrant Shares would materially adversely affect the marketing of the securities of the Company to be offered; provided, that any such reduction of the number of Warrant Shares the transfer of which is to be registered on behalf of the Prospective Sellers shall be made on the basis of a pro rata reduction of all Warrant Shares of all Prospective Sellers.

         (b) If and whenever the Company is required by the provisions of this
Section 6 to use its best efforts to effect the registration of any transfer of Warrant Shares under the Securities Act, the Company will, as expeditiously as possible,

                  (i) prepare and file with the Commission a registration statement with respect to such transfer and use its best efforts to cause such registration statement to become and remain effective, but not for any period longer than nine months;

                   (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, and to comply with the provisions of the Securities Act with respect to the transfer of all securities covered by such registration statement, including, without



PAGE 5 - WARRANT TO PURCHASE SHARES
                           limitation, taking all necessary actions whenever the Prospective Sellers of the Warrant Shares covered by such registration statement shall desire to dispose of the same;

                  (iii) furnish to each Prospective Seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Prospective Seller may reasonably request in order to facilitate the disposition of the Warrant Shares owned by such Prospective Seller and covered by such registration statement;

                  (iv) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Prospective Seller shall request, and use its best efforts to do any and all other acts and things which may be reasonably necessary to enable such Prospective Seller to consummate the disposition in such jurisdiction of the Warrant Shares owned by such Prospective Seller and covered by such registration statement; provided that, notwithstanding the foregoing, the Company shall not be required to register in any jurisdiction as a broker or dealer of securities or to grant its consent to service of process in any such jurisdiction solely on account of such intended disposition by such Prospective Seller;

                  (v) furnish to the Prospective Sellers whose intended dispositions are registered a signed copy of an opinion of counsel for the Company, in form and substance acceptable to such Prospective Sellers, to the effect that: (A) a registration statement covering such dispositions of Warrant Shares has been filed with the Commission under the Securities Act and has been made effective by order of the Commission, (B) such registration statement and the prospectus contained therein and any amendments or supplements thereto comply as to form in all material respects with the requirements of the Securities Act, and nothing has come to such counsel's attention which would cause him to believe that the registration statement or such prospectus, amendment or supplement, at the time such registration statement or amendment became effective or such supplement was filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of such prospectus, amendment or supplement, in the light of the circumstances under which they were made) not misleading (provided that such counsel need not render any opinion with respect to the financial statements and other financial, engineering and statistical data included therein), and (C) to the best of such counsel's knowledge, no stop order has been issued by the Commission suspending the effectiveness of



PAGE 6 - WARRANT TO PURCHASE SHARES
                           such registration statement and no proceedings for the issuance of such a stop order are threatened or contemplated;

                  (vi) furnish to the Prospective Sellers whose intended dispositions are required a blue sky survey in the form and of the substance customarily prepared by counsel for the Company and accepted by sellers of securities in similar offerings, discussing and describing the application provisions of the securities or blue sky laws of each state or jurisdiction in which the Company shall be required, pursuant to Section 6(c)(iv), to register or qualify such intended dispositions of such Warrant Shares, or, in the event counsel for the underwriters in such offering shall be preparing a blue sky survey, cause such counsel to furnish such survey to, and to allow reliance thereon by, such Prospective Sellers;

                  (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, insofar as they relate to such registration and such registration statement; and

                  (viii) use its best efforts to list such Warrant Shares on any securities exchange on which any securities of the Company are then listed or to admit such Warrant Shares for trading in any national market system in which any securities of the Company are then admitted for trading, if the listing or admission of such securities is then permitted under the rules of such exchange or system.

         (c) With respect to the registration by the Company of transfers of Warrant Shares under the Securities Act pursuant to Section 6(a), the Company shall pay all expenses incurred by it in complying with this Section 6 (including, without limitation, all registration and filing fees, printing expenses, blue sky fees and expenses, costs and expenses of audits, and reasonable fees and disbursements of counsel for the Company and special counsel designated by Prospective Sellers owning a majority of the Warrant Shares covered by such registration, but specifically excluding any underwriting discounts and allowances that are allocable to the Warrant Shares being sold by, and which shall be paid by, the Prospective Sellers; provided, however, that if any registration statement filed with the Commission by the Company under
Section 6(a) shall not be declared effective by the Commission, such attempted registration shall not constitute a registration under this Section 6(c).

         (d) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6 that each Prospective Seller, the transfer of whose Warrant Shares is registered or to be registered under each such registration, shall furnish to the Company such written information regarding the securities held by such Prospective Seller as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.



PAGE 7 - WARRANT TO PURCHASE SHARES

         (e) (i) In the event of any registration of any transfer of Warrant Shares under the Securities Act pursuant to this Section 6, the Company will indemnify and hold harmless each Prospective Seller of such securities, each of its officers, directors and partners, and each other person, if any, who controls such Prospective Seller within the meaning of the Securities Act, and each underwriter, if any, who participates in the offering of such securities, against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which each Prospective Seller, officer, director or partner, controlling person or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such transfer of securities was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, and will reimburse such Prospective Seller and each of its officers, directors and partners, and each such controlling person or underwriter, for any legal or any other expenses reasonably incurred by such Prospective Seller or its officers, directors and partners or controlling persons or by each such underwriter, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Prospective Seller specifically for use in the preparation thereof. In the event of any registration by the Company or any transfer of securities under the Securities Act pursuant to this Section 6, each Prospective Seller of Warrant Shares covered by such registration will indemnify and hold harmless the Company, each other person, if any, who controls the Company within the meaning of the Securities Act and each officer and director of the Company and the other Prospective Sellers to the same extent that the Company agrees to indemnify it, but only with respect to the written information relating to such Prospective Seller furnished to the Company by such Prospective Seller aforesaid.

                  (ii) Each indemnified party shall, as promptly as practicable upon receipt of notice of the commencement of any action against such indemnified party or its officers, directors or partners, or any controlling person of such indemnified party, in respect of which indemnity may be sought from an indemnifying party on account of the indemnity agreement contained in
Section 6(e)(i), notify the indemnifying party in writing of the commencement thereof. The omission of such indemnified party to so notify the indemnifying party of any such action shall not relieve the indemnifying party from any liability which it may have on account of the indemnity agreement contained in
Section 6(e)(i) to the extent that the failure to receive such notice within a reasonable period of time shall not have caused harm, loss or damage to the indemnifying party, provided that, conversely, if such failure to receive notice shall have caused any harm, loss or damage to the



PAGE 8 - WARRANT TO PURCHASE SHARES
indemnifying party, such failure shall constitute a defense to any liability which such indemnifying party may have on account of such agreement to the extent of the harm, loss or damage so caused. In case any such action shall be brought against any indemnified party, its officers, directors and partners, or any such controlling person, and such indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in (and, to the extent that the indemnifying party shall wish, to direct) the defense thereof at the indemnifying party's own expense, in which event the defense shall be conducted by recognized counsel chosen by the indemnifying party and approved by the indemnified party (whose approval shall not unreasonably be withheld) and the indemnified party may participate in such defense at its own expense (unless it is advised by counsel that actual or potential differing interests or defenses exist or may exist, in which case such expenses shall be paid by the indemnifying party, provided that the indemnifying party shall not be required to pay the expenses for more than one counsel for all such indemnified parties).

         7. TRANSFER; OWNERSHIP. Subject to Section 5, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company referred to in Section 1 by the holder hereof in person or by a duly authorized attorney, upon surrender of this Warrant, with an assignment, acceptable to the Company, duly completed, at which time a new Warrant shall be made and delivered by the Company, of the same tenor as this Warrant but registered in the name of the transferee. The holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant and to transfer this Warrant on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner hereof for all purposes. Any transfer of this Warrant shall be made in compliance with the Securities Act and any applicable statute securities or blue sky laws.

         8. EXCHANGE AND REPLACEMENT. Subject to Section 7, this Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 1, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Shares which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of Shares as shall be designated by said holder hereof at the time of such surrender. Upon receipt by the Company at the office or agency referred to in Section 1 of evidence reasonably satisfactory to it of the loss, theft or destruction of this Warrant and of indemnity or security reasonably satisfactory to it (provided that the written indemnity of the holder hereof shall be deemed reasonably satisfactory to the Company for such purposes), the Company will deliver a new Warrant of like tenor and date in replacement of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any transfer, exchange or replacement. The Company will pay all expenses and charges payable in



PAGE 9 - WARRANT TO PURCHASE SHARES
connection with the preparation, execution and delivery of Warrants pursuant to
Section 7 and this Section 8.

         9. NOTICES. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be delivered at, or sent by certified or registered mail to, 5585 Cherryville Way, Greenwood Village, Colorado 80121, or to such other address as shall have been furnished to the Company in writing by the holder hereof. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, 633 Seventeenth Street, Suite 1550, Denver, Colorado 80202, or to such other address as shall have been furnished in writing to the holder hereof by the Company. Any notice so addressed and mailed by registered or certified mail or otherwise delivered, shall be deemed to be given when actually received by the addressee.

         10. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

         11. MISCELLANEOUS. This Warrant will be binding upon any entity succeeding to the Company by consolidation or acquisition of all or substantially all of the Company's assets, and upon any successor or assign of the holder hereto. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against whom enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereon.

         IN WITNESS WHEREOF, Tipperary Corporation has caused this Warrant to be signed by its duly authorized officers, under its corporate seal, to be dated January 30, 2001.

                                         TIPPERARY CORPORATION


                                         BY:   /s/ David L. Bradshaw
                                            ------------------------------------
                                            ITS:   President
                                                --------------------------------

(CORPORATE SEAL)

ATTEST:        Elaine R. Treece
          ---------------------------
  ITS:    Secretary



PAGE 10 - WARRANT TO PURCHASE SHARES

                                                                         Annex 1


                              TIPPERARY CORPORATION

                         PROVISIONS AS TO ADJUSTMENT OF
                       EXERCISE PRICE AND NUMBER OF SHARES
                    ISSUED UPON OCCURRENCE OF CERTAIN EVENTS

         The Exercise Price and the number of Shares issuable upon the exercise of the annexed Warrant to purchase shares of TIPPERARY CORPORATION, a Texas corporation (herein and in this Warrant referred to as the "Company"), shall be subject to adjustment from time to time as hereinafter provided; that in no event shall the Exercise Price be increased to a price greater than Three Dollars and 75/100 ($3.75) per Share, except as provided by paragraph (C). Upon each adjustment of the Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Shares obtained by multiplying the number of Shares purchasable pursuant hereto immediately prior to such adjustment by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price resulting from such adjustment. In making the adjustments to the Exercise Price and the number of Shares issuable upon the exercise of this Warrant, the following provisions shall be applicable:

         (A) If and whenever the Company shall issue or sell any Shares for consideration per Share that is less than the Exercise Price in effect immediately prior to the time of such issue or sale at less than the Market Price (as hereinafter defined) of such Shares on the date of such issue or sale, then forthwith upon such issue or sale the Exercise Price in effect immediately prior thereto shall be adjusted to an amount (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (a) the number of Shares outstanding immediately prior to such issue or sale multiplied by the Exercise Price in effect immediately prior to such issue or sale, and (b) the consideration, if any, received by the Company upon such issue or sale by (ii) the total number of Shares outstanding immediately after such issue or sale; provided, however, that no adjustment shall be made hereunder by reason of:

                  (i) the grant of this Warrant or the issuance of Shares upon the exercise of this Warrant or any other outstanding Warrant;

                  (ii) the grant by the Company of options to purchase shares in connection with any purchase or option plan for the benefit of employees of the Company, or any affiliates or subsidiaries thereof; or

                  (iii) the issuance (whether directly or by assumption in a merger or otherwise) or sale (including any issuance or sale to holders of Shares) of any securities convertible into or exchangeable for Shares (such convertible or exchangeable securities are herein referred to as "Convertible Securities"), or the grant of rights to subscribe for or to purchase, or of options for the purchase of (including any grant of such rights or options to holders of shares, other than pursuant to a dividend on Shares), Shares of Convertible Securities, regardless of whether the right to convert or exchange such Convertible Securities or such rights or options are immediately exercisable.

No adjustment of the Exercise Price shall be required to be made by the Company and no notice hereunder must be given if the amount of any required adjustment is less than 5% of the Exercise Price. In such case any such adjustment shall be carried forward and shall be made (and notice thereof shall be given hereunder) at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to not less than 5% of the Exercise Price.

         (B) For the purposes of paragraph (A), the following provisions (i) through (vi), inclusive, shall also be applicable:

                  (i) If, at the time Shares are issued and sold upon the conversion or exchange of Convertible Securities or upon the exercise of rights or options previously granted by the Company, the price per Share for which such Shares are issued (determined by dividing (a) the total amount, if any, received by the Company as consideration for such Convertible Securities or for the granting of such rights or options, plus the aggregate amount of additional consideration paid to the Company upon the conversion or exchange of such Convertible Securities (which, if so provided in such Convertible Securities, shall be deemed to be equal to the outstanding principal amount of the indebtedness represented by such Convertible Securities) or upon the exercise of such rights or options, by (b) the total number of Shares issued upon the conversion or exchange of such Convertible Securities or upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to such issue, sale or exercise, then the adjustments provided for by the first paragraph of this Annex 1 and paragraph (A) shall be made. In making the adjustment of the Exercise Price provided for by paragraph (A), the amount described in clause (a) of this paragraph
                           (B)(i) shall be considered the consideration received by the Company upon the issue or sale of the Shares for purposes of clause (i)(b) of paragraph (A).

                  (ii) In case at any time any Shares or Convertible Securities or any rights or options to purchase any Shares or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Shares or Convertible



PAGE 2 - ANNEX 1

                           Securities or any rights or options to purchase any Shares or Convertible Securities shall be issued or sold, in whole or in part, for consideration other than cash, the amount of the consideration other than cash received by the Company in exchange for the issue or sale of such Convertible Securities shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith; provided that if the holder or holders of at least 66-2/3% of the Warrant Shares purchasable under this Warrant shall request in writing, the value of such consideration shall be determined by an independent expert selected by such holders, the costs and expenses of which shall be borne by the Company, and, if the value of such consideration as so determined is less than the value determined by the Board of Directors of the Company, the lesser value shall be utilized in calculating the consideration per Share received by the Company for purposes of making the adjustment provided by paragraph (A). In the event of any merger or consolidation of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of Shares for stock or securities of such other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for consideration that is equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Exercise Price, the determination of the number of Shares issuable upon exercise of this Warrant immediately prior to such merger, consolidation or sale, for purposes of paragraph (A), shall be made after giving effect to such adjustment of the Exercise Price.

                  (iii) The number of Shares outstanding at any given time shall not include Shares that have been redeemed by the Company and not canceled, if any, and that are thus owned or held by or for the account of the Company, and the disposition of any such Shares shall be considered an issue or sale of Shares for purposes of paragraph (A).

                  (iv) "Market Price" shall mean the lower of (a) the average closing sales prices of Shares recorded on the principal national securities exchange on which the Shares are listed or in a national market system for securities in which the Shares are admitted to trading or (b) the average of the closing bid and asked prices of Shares reported in the domestic over-the-counter market, for the 20 trading days immediately prior to the day as of which the Market Price is being determined. If the Shares are not listed on any national securities exchange or



PAGE 3 - ANNEX 1
                           admitted for trading in any national market system or traded in the domestic over-the-counter market, the Market Price shall be the higher of (y) the book value of the Shares as determined by a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (z) the fair market value of the Shares determined in good faith by the Board of Directors of the Company, provided that if the holder or holders of at least 66-2/3% of the Warrant Shares purchasable under the Warrant shall request in writing, the fair market value of the Shares shall be determined by an independent investment banking firm or other independent expert selected by such holders and reasonably satisfactory to the Company, which determination shall be as of a date which is within 15 days of the date as of which the determination is to be made.

                  (v) Anything herein to the contrary notwithstanding, in case the Company shall issue any Shares in connection with the acquisition by the Company of the stock or assets of any other corporation or the merger of any other corporation into the Company under circumstances where, on the date of the issuance of such Shares, the consideration received for such Shares is less than the Market Price of the Shares, but on the date the number of Shares was determined, the consideration received for such Shares would not have been less than the Market Price thereof, such Shares shall not be deemed to have been issued for less than the Market Price.

                  (vi) Anything in clause (ii) of this paragraph (B) to the contrary notwithstanding, in the case of an acquisition where all or part of the purchase price is payable in Shares or Convertible Securities but is stated as a dollar amount, where the Company upon making the acquisition pays only part of a maximum dollar purchase price which is payable in Shares or Convertible Securities and where the balance of such purchase price is deferred or is contingently payable under a formula related to earnings over a period of time, (a) the consideration received for any Shares or Convertible Securities delivered at the time of the acquisition shall be deemed to be such part of the total consideration as the portion of the dollar purchase price then paid in Shares or Convertible Securities bears to the total maximum dollar purchase price payable in Shares or Convertible Securities and
                           (b) in connection with each issuance of additional Shares or Convertible Securities pursuant to the terms of the agreement relating to such acquisition, the consideration received shall be deemed to be such part of the total consideration as the portion of the dollar purchase price then and theretofore paid in Shares or Convertible Shares bears to the total maximum dollar purchase price payable in Shares or Convertible Securities multiplied by a fraction, the numerator of which shall be the number of Shares (or in the case



PAGE 4 - ANNEX 1
                           of Convertible Securities other than capital stock of the Company, the aggregate principal amount of such Convertible Securities) then issued and the denominator of which shall be the total number of shares (or in the case of Convertible Securities other than capital stock of the Company, the aggregate principal amount of such Convertible Securities) then and theretofore issued under such acquisition agreement. In the event only a part of the purchase price for an acquisition is paid in Shares or Convertible Securities in the manner referred to in this clause (vi), the term "total consideration" as used in this clause (vi) shall mean that part of the aggregate consideration as is fairly allocable to the purchase price paid in Shares or Convertible Securities in the manner referred to in this clause (vi), as determined by the Board of Directors of the Company.

         (C) In the case at any time the Company shall subdivide its outstanding Shares into a greater number of Shares, then from and after the record date for such subdivision the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Shares purchasable upon the exercise of this Warrant shall be correspondingly increased, and, conversely, in case the outstanding Shares shall be combined into a smaller number of Shares, then from and after the record date for such combination the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Shares purchasable upon the exercise of this Warrant shall be correspondingly decreased.

         (D) Unless the provisions of paragraph (E) apply, if any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of Shares (or any other securities of the Company then issuable upon the exercise of this Warrant) shall be entitled to receive stock, securities or assets with respect to or exchange for Shares (or such other securities) then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Shares (or other securities) of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares (or other securities) equal to the number of Shares (or other securities) immediately theretofore so purchasable and receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Exercise Price and of the number of Shares (or other securities) purchasable upon the exercise of this Warrant and for the registration thereof as provided in Section 6 of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof (including an immediate adjustment, by reason



PAGE 5 - ANNEX 1
of such consolidation, merger or sale, of the Exercise Price to the value of the Shares (or other securities) reflected by the terms of such consolidation, merger or sale if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). In the event of a consolidation or merger of the Company with or into another corporation as a result of which a greater or lesser number of securities of the surviving corporation are issuable to holders of Shares in respect of the number of Shares outstanding immediately prior to such consolidation or merger, then the Exercise Price in effect immediately prior to such consolidation or merger shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding Shares. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the surviving or successor corporation (if other than the Company) resulting from such consolidation or merger of the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such Shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and containing the express assumption of such surviving or successor corporation of the due performance of every provision of this Warrant to be performed by the Company and of all liabilities and obligations of the Company hereunder.

         (E) In the event of a change in control of the Company, as defined in this paragraph (E), then the Board of Directors shall accelerate the exercise date of the Warrant or make this Warrant fully vested and exercisable and, in its sole discretion, may take any or all of the following actions: (a) grant a cash bonus award to any holder of this Warrant in an amount necessary to pay the Exercise Price of all or any portion of the Warrant then held by such person;
(b) pay cash to any holder of this Warrant in exchange for the cancellation of the holder's Warrant in an amount equal to the difference between the Exercise Price of such Warrant and the greater of the tender offer price for the underlying Shares or the Market Price of the Shares on the date of the cancellation of the Warrant; and (c) make any other adjustments or amendments to this Warrant. For purposes of this paragraph (E), a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended ("1934 Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 50% of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years after the date of this Warrant, individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power



PAGE 6 - ANNEX 1
of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

         (F) In case at any time the Company shall pay any dividend on or make any other distribution with respect to Shares (or any other securities of the Company then issuable upon the exercise of the Warrant) that is payable in Shares, Convertible Securities, any other securities of the Company or other stock, securities or assets, other than cash, then thereafter, and in lieu of any adjustment of the Exercise Price and the number of Shares issuable upon the exercise of this Warrant, the holder of this Warrant, upon any exercise of the rights represented hereby, shall be entitled to receive the number of Shares (or other securities) being purchased upon such exercise and, in addition to and without further payment, the Shares, Convertible Securities, other securities of any company or other stock, securities or assets which the holder of this Warrant would have received by way of such distributions if continuously since the date of the Warrant (or, if this Warrant shall have been issued pursuant to Section 7 of this Warrant, the date of the predecessor Warrant to which this Warrant relates) such holder had been the record holder of the number of Shares (or other securities), then being purchased and had retained all such Shares, Convertible Securities, other securities of the Company or other stock, securities or assets distributable with respect to such Shares (or other securities) and, furthermore, all cash, stock, securities or assets payable as dividends or distributions with respect to the foregoing and originating directly or indirectly therefrom. The Company shall reserve and retain in escrow from any such dividend or distribution of Shares, Convertible Securities, other securities of the Company or other stock, securities or assets, and from any such dividends or distributions with respect thereto and originating directly or indirectly therefrom, such Shares, Convertible Securities, other securities of the Company and other stock, securities, assets and cash as shall be necessary to fulfill its obligations to the holder hereof pursuant to this paragraph (F).

         (G) If at any time conditions arise by reason of action taken by the Company, which in the good faith opinion of the Board of Directors of the Company, are not adequately covered by the provisions of this Annex 1, and which might materially adversely affect the rights of the holder of this Warrant, the Company shall appoint a firm of independent public accountants of recognized standing (which may be the regular accountants or auditors of the Company), which shall give their opinion as to the adjustments, if any, in the Exercise Price and the number of Shares purchasable upon the exercise of this Warrant, or other change in the rights of the holder hereof, on a basis consistent with the other provisions of this Annex 1, necessary to preserve without diminution the rights of the holder hereof. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein.

         (H) (i) Within ten (10) days of any adjustment of the Exercise Price or change in the number of Shares purchasable upon the exercise of this Warrant made pursuant to paragraphs
                      (A), (B), (C) , or (F) or any change in the rights of the holder of this Warrant by reason of the occurrence of events described in paragraphs (D), (E), or (F), the Company shall give written notice by certified or registered mail to the registered holder of this Warrant at the address of such holder as shown



PAGE 7 - ANNEX 1
                      on the books of the Company, which notice shall describe the event requiring such adjustments (with respect to any adjustment made pursuant to paragraphs (C), (D), (E) or
                      (F), the Exercise Price resulting from such adjustment, the increase or decrease, if any, in the number of Shares purchasable upon the exercise of this Warrant, or the other change in the rights of such holder, and set forth in reasonable detail the method of calculation of such adjustments and the facts upon which such calculations are based. Within two (2) days of receipt from the holder of this Warrant upon the surrender hereof for exercise pursuant to Section 1 of this Warrant, and within three
                      (3) days of receipt from the holder hereof a written request therefor (which request shall not be made more than once each calendar quarter), the Company shall give written notice by certified or registered mail to such holder at his address as shown on the books of the Company of the Exercise Price in effect as of the date of receipt by the Company of this Warrant for exercise, or the date of receipt of such written request, and the number of Shares purchasable or the number or amount of other shares of stock, securities or assets receivable as of such date, and set forth in reasonable detail the method of calculation of such numbers; provided that no further adjustments to the Exercise Price or the number of Shares purchasable or number or amount of shares, securities or assets receivable on exercise of this Warrant shall be made after receipt of this Warrant by the Company for exercise.

             (ii) Upon each adjustment of the Exercise Price and each change in the number of Shares purchasable upon the exercise of this Warrant, and change in the rights of the holder of this Warrant by reason of the occurrence of other events herein set forth, then and in each case, upon written request of the holder of this Warrant (which request shall be made not more often than once each calendar year), the Company will at its expense promptly obtain an opinion of independent public accountants reasonably satisfactory to each holder stating the then effective Exercise Price and the number of Shares then purchasable, or specifying the other shares of stock, securities or assets and the amount thereof then receivable, and setting forth in reasonable detail the method of calculation of such numbers and the facts upon which such calculations are based. The Company will promptly mail a copy of such opinion to the registered holder hereof.

         (I) In case at any time:

             (i) The Company shall pay any dividend payable in capital stock on its outstanding Shares or make any distribution (other than regular cash dividends) to the holders of Shares;



PAGE 8 - ANNEX 1

             (ii) The Company shall offer for subscription pro rata to the holders of Shares any additional capital stock or other rights;

             (iii) There shall be authorized any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

             (iv) There shall be authorized or commence a voluntary or involuntary dissolution, liquidation or winding up of the Company.

then, in one or more of said cases, the Company shall given written notice by certified or registered mail to Obourn at the address of Obourn as shown on the books of the Company on the date on which (1) the books of the Company shall close or a record shall be taken for such dividend, distribution, or subscription rights, or (2) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place or be voted upon by the shareholders of the Company, as the case may be. Such notice shall also specify the date as of which the holders of record of Shares shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the action in question and no less than thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto.



PAGE 9 - ANNEX 1

                                                                       EXHIBIT A



                                SUBSCRIPTION FORM

                     To be Executed by the Registered Holder
                   Desiring to Exercise the Within Warrant of
                              TIPPERARY CORPORATION


         The undersigned registered holder hereby exercises the right to purchase _______ Shares covered by the within Warrant according to the conditions thereof, and herewith makes payment of the Exercise Price of such Shares, $ _____________.


Name of Registered Holder:
                          ------------------------------------------------------

Signature:
          ----------------------------------------------------------------------

Title of Signing Officer or Agent (if any):
                                           -------------------------------------


Address of Registered Holder:
                             ---------------------------------------------------

Tax I.D. No.:
             -------------------------------------------------------------------

Dated:                          , 20   .
        ------------------------    ---